UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2005

ICT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-20807	23-2458937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Brandywine Boulevard Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 685-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 7.01. Regulation FD Disclosure.

On August 1, 2005, ICT Group, Inc. (the “Company”) posted a management presentation dated August 2005 on its web site. Management also delivered a portion of the presentation orally, which presentation was simultaneously made available to the public in a webcast. Management intends to deliver the entire presentation orally on August 4, 2005 and will simultaneously make the presentation available to the public in a webcast. A copy of this management presentation is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The management presentation includes certain non-GAAP historical financial measures. Reconciliations of such measures to the most directly comparable GAAP historical measure are attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is being furnished with this report

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit Number	Exhibit Title
99.1	Management Presentation dated August 2005.

99.2	Reconciliation Tables for Investor Presentations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICT GROUP, INC.

By:	/s/ John J. Brennan
John J. Brennan
President and Chief Executive Officer

Dated: August 2, 2005

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Management Presentation dated August 2005.

99.2	Reconciliation Tables for Investor Presentations.

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